Hotchkis & Wiley Funds High Yield Fund	Class I – HWHIX Class A – HWHAX Class C – HWHCX Class Z – HWHZX	Summary Prospectus August 29, 2023
Before you invest, you may want to review the Hotchkis & Wiley High Yield Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders, online at http://www.hwcm.com/mutual-funds/resources/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated August 29, 2023, along with the financial statements included in the Fund’s most recent annual report to shareholders dated June 30, 2023, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objectives. The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 59 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 58 of the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and examples below

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class Z
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.22%	0.18%	0.23%	0.11%
Total Annual Fund Operating Expenses	0.77%	0.98%	1.78%	0.66%
Fee Waiver and/or Expense Reimbursement	-0.07%	-0.06%	-0.08%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.70%	0.92%	1.70%	0.60%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2024 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.70%, Class A – 0.95%, Class C - 1.70%, and Class Z – 0.60%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an example that assumes you do not redeem your Class C shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$239	$421	$948
Class A	$465	$670	$891	$1,526
Class C	$273	$552	$957	$1,877
Class Z	$61	$205	$362	$817
You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$173	$552	$957	$1,877

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio

Principal Investment Strategy. The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) to be of comparable quality) (“junk bonds”). The Fund may also use futures, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. For purposes of the 80% test, derivatives will be valued at market value rather than notional value. The Fund may invest in mortgage- or asset-backed securities. The Fund may also invest in restricted securities that are sold in private placement transactions.

The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may also invest in investment grade fixed income instruments. The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the ICE BofA BB-B U.S. High Yield Constrained Index, which as of June 30, 2023 was 3.99 years. Duration measures the price sensitivity of a bond to changes in interest rates, calculated by the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. For example, the share price of a fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. As part of the Advisor's investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general economic political or financial market conditions, such as the general outlook for corporate earnings, rates of economic growth and employment, and monetary policy, interest rates, inflation, and currency rates. Adverse market events or investor sentiment may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor does not seek to replicate the performance of any index.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark.

Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the income is reduced, distributions by the Fund to shareholders may be less.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small
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number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances.

Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or manage cash. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

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Contingent Convertible Securities Risk. The risks of investing in contingent convertible securities include the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Leverage Risk. Leverage risk is the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

LIBOR Transition Risk. The Fund may invest in securities or derivatives that previously utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. The publication of LIBOR rates ceased for U.S. dollar (USD) LIBOR rates in June 2023. The transition process from LIBOR to the Secured Overnight Financing Rate ("SOFR") for USD LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act of 2021 and the Federal Reserve Board's adoption of implementing regulations in December 2022, which replaced LIBOR based benchmark rates in instruments with no, or insufficient, alternative rate setting provisions with a SOFR based rate following the cessation of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity of, or return on, certain of the Fund's investments.

Please see “Fund Facts” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns). However, the Fund’s Class A and Class C shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are March 31, 2009, May 29, 2009, December 31, 2012 and March 29, 2018, respectively. Performance figures prior to the inception date of the Class C and Class Z shares reflect the historical performance of the Fund’s original share class (Class I) adjusted to reflect the higher operating expenses of Class C shares.

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Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2023 was 5.79%. During the period shown in the bar chart, the highest return for a calendar quarter was 10.22% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -17.19% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes – Class I	-9.80%	1.13%	3.40%
Return After Taxes on Distributions – Class I	-11.70%	-1.09%	0.87%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	-5.77%	-0.05%	1.50%
Return Before Taxes – Class A	-13.50%	0.05%	2.71%
Return Before Taxes – Class C	-11.48%	0.14%	2.37%
Return Before Taxes – Class Z	-9.70%	1.22%	3.44%
ICE BofA BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-10.53%	2.32%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Patrick Meegan, CFA	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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